UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2024

Date of reporting period:	June 1, 2023 – November 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Asset Allocation Equity Fund

Semiannual report
11 | 30 | 23

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Semiannual report
11 | 30 | 23

Message from the Trustees

January 12, 2024

Dear Fellow Shareholder:

The U.S. economy has defied expectations of a recession in 2023, with the pace of growth picking up speed in the third quarter. Growth concerns were fueled by the U.S. Federal Reserve’s interest-rate increases, which were intended to lower inflation. Fortunately, the U.S. economy appears to be headed for a “soft landing,” as price pressures continue to ease without a substantial increase in unemployment rates.

Uncertainty over the impacts of higher interest rates contributed to volatility even as markets advanced this year. After the Fed lifted rates to a range of 5.25%–5.50% in July 2023, stock and bond prices slumped through October 2023. During this period, the 10-year U.S. Treasury yield, a key benchmark for setting mortgage rates, rose to nearly 5% for the first time since 2007. The yield then fell sharply during November 2023, when the Fed signaled it would cut interest rates sooner than previously anticipated.

As the past year shows, market trends can change frequently. Your investment team is actively analyzing emerging opportunities and risks in the financial markets. The following report provides an update on your fund.

Thank you for investing with Putnam.

Allocations are shown as a percentage of the fund’s net assets as of 11/30/23. U.S. money markets, if any, represent the market value weights of cash, short-term securities, and derivative notional offsets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class P
Net expenses for the fiscal year ended 5/31/23*	0.70%	0.62%
Total annual operating expenses for the fiscal year ended 5/31/23	1.08%	1.00%
Annualized expense ratio for the six-month period ended 11/30/23	0.69%	0.62%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through September 30, 2024. This obligation may be modified or discontinued only with the approval of the Board of Trustees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/23 to 11/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P
Expenses paid per $1,000*†	$3.63	$3.26
Ending value (after expenses)	$1,103.00	$1,102.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (366).

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/23, use the following calculation method. To find the value of your investment on 6/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P
Expenses paid per $1,000*†	$3.49	$3.13
Ending value (after expenses)	$1,021.55	$1,021.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (366).

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of November 30, 2023, Putnam employees had approximately $503,000,000 and the Trustees had approximately $69,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contracts

Consideration of your fund’s new
and interim management, sub-management
and sub-advisory contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”), a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and a new sub-advisory contract among Putnam Management, PIL and another affiliate, The Putnam Advisory Company (“PAC”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the then-parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management, PIL and PAC. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management, PIL and PAC and would cause your fund’s then-current Management Contract with Putnam Management, Sub-Management Contract with PIL and Sub-Advisory Contract with PAC (collectively, the “Existing Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which, at that time, was expected to occur in the fourth quarter of 2023. 1

In addition to the New Management Contracts, the Trustees also approved interim management, sub-management and sub-advisory contracts with Putnam Management, PIL and PAC, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Existing Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0–1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its then-parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts

1 The Transaction ultimately closed on January 1, 2024.

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and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Existing Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Existing Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including: 2

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam

2 All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL and PAC as necessary or appropriate in the context.

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Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management, PIL and PAC, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Existing Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously

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approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

General conclusions — Existing
Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management, the sub-management contract with respect to your fund between Putnam Management and PIL and the sub-advisory contract among Putnam Management, PIL and PAC. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees did not attempt to evaluate PIL or PAC as separate entities.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account

10 Dynamic Asset Allocation Equity Fund

their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Existing Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules
and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds of 20 basis points, and, in the case of your fund, 2 basis points, on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. However, in the case of your fund, both expense limitations applied during its fiscal year ending in 2022. Putnam Management and PSERV have agreed to maintain these expense limitations until at least September 30, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Existing Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing

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and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees

12 Dynamic Asset Allocation Equity Fund

further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2022. Your fund’s class A shares’ return, net of fees and expenses, was negative and trailed the return of its benchmark over the one-year period ended December 31, 2022, and was positive but trailed the return of its benchmark over the three-year and five-year periods ended December 31, 2022. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations;
distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s

Dynamic Asset Allocation Equity Fund 13

affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

14 Dynamic Asset Allocation Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Equity Fund 15

The fund’s portfolio 11/30/23 (Unaudited)

COMMON STOCKS (84.4%)*	Shares	Value
Advertising and marketing services (0.1%)
Publicis Groupe SA (France)	76	$6,449
Trade Desk, Inc. (The) Class A †	70	4,932
		11,381
Aerospace and defense (0.9%)
Airbus SE (France)	71	10,557
BAE Systems PLC (United Kingdom)	724	9,605
Boeing Co. (The) †	125	28,953
Curtiss-Wright Corp.	23	4,920
Dassault Aviation SA (France)	18	3,580
Lockheed Martin Corp.	11	4,925
Northrop Grumman Corp.	39	18,531
RTX Corp.	183	14,911
TransDigm Group, Inc.	13	12,517
		108,499
Agriculture (0.2%)
Archer-Daniels-Midland Co.	59	4,350
Corteva, Inc.	334	15,097
		19,447
Airlines (0.4%)
Copa Holdings SA Class A (Panama)	131	12,136
Delta Air Lines, Inc.	128	4,727
Deutsche Lufthansa AG (Germany) †	319	2,773
Qantas Airways, Ltd. (voting rights) (Australia) †	3,260	11,416
Southwest Airlines Co.	417	10,663
		41,715
Automotive (1.9%)
Bayerische Motoren Werke AG (Germany)	101	10,508
BYD Co., Ltd. Class H (China)	500	13,442
Dr. Ing. h.c. F. Porsche AG (Preference) (Germany)	99	9,056
Ford Motor Co.	409	4,196
General Motors Co.	1,181	37,320
Kia Corp. (South Korea)	221	14,714
PACCAR, Inc.	54	4,958
Stellantis NV (Italy)	774	16,791
Tesla, Inc. †	335	80,427
Toyota Motor Corp. (Japan)	200	3,770
United Rentals, Inc.	45	21,421
		216,603
Banking (5.2%)
Abu Dhabi Islamic Bank PJSC (United Arab Emirates)	5,155	14,317
AIB Group PLC (Ireland)	837	3,886
Alinma Bank (Saudi Arabia)	1,624	15,498
Banco Bilbao Vizcaya Argentaria SA (Spain)	1,774	16,494
Banco do Brasil SA (Brazil)	900	9,923
Bank Central Asia Tbk PT (Indonesia)	18,800	10,879
Bank Hapoalim MB (Israel)	1,351	11,430
Bank Leumi Le-Israel BM (Israel)	280	2,098
Bank Mandiri Persero Tbk PT (Indonesia)	41,500	15,653

16 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (84.4%)* cont.	Shares	Value
Banking cont.
Bank of America Corp.	1,195	$36,435
Bank of China, Ltd. Class H (China)	58,000	21,310
Bank of Ireland Group PLC (Ireland)	533	4,987
Bank of New York Mellon Corp. (The)	670	32,374
Citigroup, Inc.	1,747	80,536
DBS Group Holdings, Ltd. (Singapore)	500	11,864
East West Bancorp, Inc.	70	4,404
Erste Group Bank AG (Czech Republic)	227	9,178
Fifth Third Bancorp	172	4,979
Grupo Financiero Banorte SAB de CV Class O (Mexico)	3,040	28,288
HSBC Holdings PLC (United Kingdom)	75	572
ICICI Bank, Ltd. (India)	3,727	41,784
Japan Post Bank Co., Ltd. (Japan)	400	3,938
JPMorgan Chase & Co.	572	89,278
Mizrahi Tefahot Bank, Ltd. (Israel)	115	4,099
Nordea Bank ABP (Finland)	1,297	14,488
NU Holdings, Ltd./Cayman Islands Class A (Brazil) †	644	5,242
PNC Financial Services Group, Inc. (The)	140	18,754
State Street Corp.	159	11,578
UBS Group AG (Switzerland)	635	17,887
UniCredit SpA (Italy)	397	10,809
United Overseas Bank, Ltd. (Singapore)	700	14,244
Wells Fargo & Co.	761	33,933
		601,139
Beverage (1.1%)
Carlsberg A/S Class B (Denmark)	11	1,364
Coca-Cola Co. (The)	1,496	87,426
Coca-Cola HBC AG (Italy)	337	9,358
Keurig Dr Pepper, Inc.	484	15,280
Molson Coors Beverage Co. Class B	77	4,739
Monster Beverage Corp. †	92	5,074
PepsiCo, Inc.	36	6,058
		129,299
Biotechnology (1.2%)
Alnylam Pharmaceuticals, Inc. †	27	4,543
Amgen, Inc.	19	5,123
Exelixis, Inc. †	509	11,101
Incyte Corp. †	300	16,302
Neurocrine Biosciences, Inc. †	45	5,247
Regeneron Pharmaceuticals, Inc. †	42	34,600
Vertex Pharmaceuticals, Inc. †	161	57,124
		134,040
Building materials (0.1%)
Owens Corning	39	5,288
Trane Technologies PLC	42	9,467
		14,755
Cable television (0.3%)
Charter Communications, Inc. Class A †	39	15,605
Comcast Corp. Class A	351	14,703
		30,308

Dynamic Asset Allocation Equity Fund 17

COMMON STOCKS (84.4%)* cont.	Shares	Value
Chemicals (1.2%)
Arkema SA (France)	37	$3,760
Axalta Coating Systems, Ltd. †	160	5,035
CF Industries Holdings, Inc.	47	3,532
Dow, Inc.	87	4,502
DuPont de Nemours, Inc.	193	13,807
Eastman Chemical Co.	165	13,832
Hansol Chemical Co., Ltd. (South Korea)	51	7,946
Huntsman Corp.	186	4,576
Linde PLC	11	4,551
LyondellBasell Industries NV Class A	128	12,173
Mobe Omdistroer AB	137	4,917
Olin Corp.	93	4,384
PPG Industries, Inc.	134	19,027
Sherwin-Williams Co. (The)	73	20,353
Shin-Etsu Chemical Co., Ltd. (Japan)	500	17,577
Yara International ASA (Norway)	112	3,797
		143,769
Commercial and consumer services (2.7%)
Automatic Data Processing, Inc.	247	56,790
Booking Holdings, Inc. †	29	90,645
Cintas Corp.	10	5,533
CoStar Group, Inc. †	100	8,304
Ecolab, Inc.	26	4,985
Expedia Group, Inc. †	55	7,490
Global Payments, Inc.	38	4,425
Mastercard, Inc. Class A	161	66,627
One 97 Communications, Ltd. (India) †	584	6,134
PayPal Holdings, Inc. †	988	56,919
WEX, Inc. †	25	4,415
		312,267
Communications equipment (0.1%)
arista Networks, Inc. †	22	4,834
Motorola Solutions, Inc.	14	4,520
		9,354
Computers (6.5%)
Accton Technology Corp. (Taiwan)	1,000	17,061
Apple, Inc.	2,815	534,709
AURAS Technology Co., Ltd. (Taiwan)	1,000	11,716
Cisco Systems, Inc.	808	39,091
Dropbox, Inc. Class A †	139	3,917
Elastic NV †	54	4,339
Fortinet, Inc. †	93	4,888
Fujitsu, Ltd. (Japan)	100	14,245
HashiCorp., Inc. Class A †	227	4,862
MongoDB, Inc. †	16	6,652
MSCI, Inc.	36	18,751
NetApp, Inc.	31	2,833
Pure Storage, Inc. Class A †	97	3,231
RingCentral, Inc. Class A †	158	4,497

18 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (84.4%)* cont.	Shares	Value
Computers cont.
Smartsheet, Inc. Class A †	141	$5,976
Snowflake, Inc. Class A †	27	5,067
Synopsys, Inc. †	98	53,237
Teradata Corp. †	103	4,867
Zoom Video Communications, Inc. Class A †	76	5,155
		745,094
Conglomerates (0.9%)
3M Co.	678	67,169
AMETEK, Inc.	57	8,848
General Electric Co.	39	4,750
Marubeni Corp. (Japan)	800	12,448
Mitsui & Co., Ltd. (Japan)	400	14,547
		107,762
Construction (0.9%)
Builders FirstSource, Inc. †	125	16,764
Cie de Saint-Gobain SA (France)	224	14,599
CRH PLC (Ireland)	257	16,127
CRH PLC (Ireland)	223	14,065
Fortune Brands Innovations, Inc.	72	4,927
Holcim AG (Switzerland)	113	8,317
Larsen & Toubro, Ltd. (India)	254	9,470
Martin Marietta Materials, Inc.	9	4,181
TopBuild Corp. †	17	5,028
UltraTech Cement, Ltd. (India)	133	14,359
		107,837
Consumer (0.7%)
Kimberly-Clark Corp.	241	29,819
LVMH Moet Hennessy Louis Vuitton SA (France)	57	42,301
Pandora A/S (Denmark)	72	9,725
		81,845
Consumer finance (1.0%)
American Express Co.	43	7,343
Capital One Financial Corp.	138	15,409
Discover Financial Services	470	43,710
SLM Corp.	312	4,689
Synchrony Financial	123	3,980
Visa, Inc. Class A	155	39,785
		114,916
Consumer goods (0.9%)
Church & Dwight Co., Inc.	53	5,121
Colgate-Palmolive Co.	62	4,884
Henkel AG & Co. KGaA Vorzug (Preference) (Germany)	91	7,147
Kenvue, Inc.	487	9,954
L’Oreal SA (France)	42	19,756
Procter & Gamble Co. (The)	302	46,363
Unilever PLC (United Kingdom)	292	13,912
		107,137

Dynamic Asset Allocation Equity Fund 19

COMMON STOCKS (84.4%)* cont.	Shares	Value
Consumer services (1.2%)
Auto Trader Group PLC (United Kingdom)	702	$6,431
DoorDash, Inc. Class A †	54	5,075
Etsy, Inc. †	68	5,155
MakeMyTrip, Ltd. (India) †	210	8,868
MercadoLibre, Inc. (Brazil) †	12	19,446
PDD Holdings, Inc. ADR (China) †	99	14,597
Uber Technologies, Inc. †	1,447	81,582
		141,154
Containers (0.1%)
Ball Corp.	147	8,128
Berry Global Group, Inc.	77	5,091
		13,219
Distribution (0.1%)
ITOCHU Corp. (Japan)	100	3,870
Sysco Corp.	71	5,124
		8,994
Electric utilities (1.4%)
Ameren Corp.	195	15,130
American Electric Power Co., Inc.	59	4,693
Constellation Energy Corp.	175	21,182
Dominion Energy, Inc.	100	4,534
DTE Energy Co.	45	4,685
Duke Energy Corp.	47	4,337
E.ON SE (Germany)	1,039	13,496
Edison International	345	23,112
Enel SpA (Italy)	1,465	10,375
Entergy Corp.	50	5,071
Eversource Energy	79	4,693
Exelon Corp.	439	16,906
NextEra Energy, Inc.	74	4,330
PG&E Corp. †	282	4,842
Pinnacle West Capital Corp.	31	2,323
PPL Corp.	80	2,090
Public Service Enterprise Group, Inc.	72	4,495
RWE AG (Germany)	174	7,455
Sempra	30	2,186
Southern Co. (The)	66	4,685
Xcel Energy, Inc.	72	4,380
		165,000
Electrical equipment (0.6%)
Eaton Corp. PLC	19	4,326
Emerson Electric Co.	51	4,534
Fortive Corp.	48	3,311
Honeywell International, Inc.	74	14,498
KEI Industries, Ltd. (India)	579	20,000
Legrand SA (France)	69	6,655
NGK Insulators, Ltd. (Japan)	300	3,650
Prysmian SpA (Italy)	311	12,023
		68,997

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (84.4%)* cont.	Shares	Value
Electronics (5.3%)
Advanced Micro Devices, Inc. †	275	$33,319
Broadcom, Inc.	77	71,282
Hoya Corp. (Japan)	100	11,240
Keysight Technologies, Inc. †	35	4,756
NVIDIA Corp.	559	261,444
NXP Semiconductors NV	51	10,408
Qorvo, Inc. †	47	4,536
Qualcomm, Inc.	605	78,075
Samsung Electronics Co., Ltd. (South Korea)	1,027	57,951
Shenzhen Inovance Technology Co., Ltd. Class A (China)	300	2,777
Shimadzu Corp. (Japan)	300	7,760
Sinbon Electronics Co., Ltd. (Taiwan)	1,000	9,171
SK Hynix, Inc. (South Korea)	290	30,098
Thales SA (France)	63	9,395
Vontier Corp.	377	12,716
Woodward, Inc.	36	4,866
		609,794
Energy (oil field) (—%)
Schlumberger, Ltd.	82	4,267
		4,267
Engineering and construction (0.1%)
Jacobs Solutions, Inc.	10	1,272
Vinci SA (France)	123	15,059
		16,331
Entertainment (0.1%)
Live Nation Entertainment, Inc. †	117	9,854
		9,854
Environmental (—%)
Veralto Corp. †	20	1,545
		1,545
Financial (0.7%)
3i Group PLC (United Kingdom)	549	15,512
Ally Financial, Inc.	175	5,114
Apollo Global Management, Inc.	166	15,272
B3 SA — Brasil Bolsa Balcao (Brazil)	4,100	11,079
Eurazeo SE (France)	20	1,504
Intercontinental Exchange, Inc.	41	4,667
Jefferies Financial Group, Inc.	116	4,111
Julius Baer Group, Ltd. (Switzerland)	89	4,509
MGIC Investment Corp.	456	8,021
Nasdaq, Inc.	84	4,691
REC, Ltd. (India)	1,948	8,145
		82,625
Food (0.8%)
CK Hutchison Holdings, Ltd. (Hong Kong)	1,000	5,012
Coles Group, Ltd. (Australia)	142	1,438
Dino Polska SA (Poland) †	108	12,051
Hershey Co. (The)	22	4,134
Ingredion, Inc.	47	4,817

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (84.4%)* cont.	Shares	Value
Food cont.
Jeronimo Martins SGPS SA (Portugal)	270	$6,689
Mondelez International, Inc. Class A	54	3,837
Nestle SA (Switzerland)	104	11,838
Nissin Food Products Co., Ltd. (Japan)	100	9,891
Shoprite Holdings, Ltd. (South Africa)	785	10,716
Sodexo SA (France)	38	4,072
Sumber Alfaria Trijaya Tbk PT (Indonesia)	46,700	8,641
WH Group, Ltd. (Hong Kong)	6,000	3,856
Yakult Honsha Co., Ltd. (Japan)	400	8,911
		95,903
Forest products and packaging (0.1%)
AptarGroup, Inc.	37	4,695
Weyerhaeuser Co. R	292	9,154
		13,849
Gaming and lottery (0.2%)
Aristocrat Leisure, Ltd. (Australia)	455	12,203
DraftKings, Inc. Class A †	142	5,430
La Francaise des Jeux SAEM (France)	44	1,593
		19,226
Health care services (2.7%)
Apollo Hospitals Enterprise, Ltd. (India)	229	15,183
Bio-Rad Laboratories, Inc. Class A †	9	2,744
Cardinal Health, Inc.	257	27,520
Cigna Group (The)	131	34,437
CVS Health Corp.	70	4,757
Elevance Health, Inc.	43	20,618
HCA Healthcare, Inc.	247	61,869
Humana, Inc.	66	32,001
M3, Inc. (Japan)	400	6,598
Max Healthcare Institute, Ltd. (India)	1,900	14,486
McKesson Corp.	74	34,821
Medpace Holdings, Inc. †	16	4,332
Teladoc Health, Inc. †	266	4,825
UnitedHealth Group, Inc.	91	50,321
		314,512
Homebuilding (0.4%)
Lennar Corp. Class A	39	4,989
NVR, Inc. †	1	6,155
PulteGroup, Inc.	380	33,600
Toll Brothers, Inc.	37	3,178
		47,922
Industrial (0.1%)
Johnson Controls International PLC	292	15,418
		15,418
Insurance (2.4%)
AIA Group, Ltd. (Hong Kong)	1,600	13,806
Allianz SE (Germany)	32	8,031
American International Group, Inc.	908	59,755
Assured Guaranty, Ltd.	182	12,360

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (84.4%)* cont.	Shares	Value
Insurance cont.
AXA SA (France)	548	$17,073
Axis Capital Holdings, Ltd.	89	5,014
Berkshire Hathaway, Inc. Class B †	40	14,400
Chubb, Ltd.	19	4,359
Corebridge Financial, Inc.	241	5,068
Equitable Holdings, Inc.	581	17,831
Globe Life, Inc.	43	5,295
Loews Corp.	67	4,709
Mandatum Oyj (Finland) †	239	1,023
Marsh & McLennan Cos., Inc.	22	4,387
MetLife, Inc.	499	31,751
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	40	17,015
Old Republic International Corp.	87	2,550
Reinsurance Group of America, Inc.	88	14,349
RenaissanceRe Holdings, Ltd.	22	4,716
Sampo Oyj Class A (Finland)	239	10,465
Tokio Marine Holdings, Inc. (Japan)	300	7,382
Unum Group	96	4,128
W.R. Berkley Corp.	58	4,208
Zurich Insurance Group AG (Switzerland)	11	5,505
		275,180
Investment banking/Brokerage (0.9%)
Affiliated Managers Group, Inc.	34	4,609
Ameriprise Financial, Inc.	63	22,271
Charles Schwab Corp. (The)	360	22,075
Goldman Sachs Group, Inc. (The)	105	35,862
Investor AB Class B (Sweden)	735	15,281
SEI Investments Co.	78	4,576
Virtu Financial, Inc. Class A	250	4,495
		109,169
Lodging/Tourism (0.6%)
H World Group, Ltd. ADR (China) †	406	14,851
Hilton Worldwide Holdings, Inc.	116	19,432
Host Hotels & Resorts, Inc. R	271	4,734
Indian Hotels Co., Ltd. (India)	4,076	20,611
Marriott International, Inc./MD Class A	17	3,446
MGM Resorts International	117	4,614
		67,688
Machinery (0.8%)
Caterpillar, Inc.	46	11,533
Deere & Co.	12	4,373
Hitachi, Ltd. (Japan)	100	6,937
Ingersoll Rand, Inc.	312	22,286
Kone Oyj Class B (Finland)	29	1,292
Mitsubishi Heavy Industries, Ltd. (Japan)	200	11,153
Otis Worldwide Corp.	56	4,804
Vertiv Holdings Co.	705	30,780
		93,158

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (84.4%)* cont.	Shares	Value
Manufacturing (0.3%)
A.O. Smith Corp.	66	$4,974
GEA Group AG (Germany)	126	4,628
ITT, Inc.	44	4,764
Oshkosh Corp.	49	4,767
Parker Hannifin Corp.	12	5,198
Textron, Inc.	44	3,373
		27,704
Media (1.0%)
Informa PLC (United Kingdom)	1,434	13,464
Netflix, Inc. †	186	88,158
Universal Music Group NV (Netherlands)	446	11,802
		113,424
Medical technology (1.8%)
Abbott Laboratories	564	58,820
Boston Scientific Corp. †	492	27,498
Danaher Corp.	79	17,642
Edwards Lifesciences Corp. †	66	4,469
FUJIFILM Holdings Corp. (Japan)	100	5,841
Hologic, Inc. †	55	3,922
IDEXX Laboratories, Inc. †	15	6,987
Inspire Medical Systems, Inc. †	33	4,795
Intuitive Surgical, Inc. †	63	19,583
Medtronic PLC	64	5,073
Olympus Corp. (Japan)	400	5,844
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	100	4,079
Sonic Healthcare, Ltd. (Australia)	562	10,832
Thermo Fisher Scientific, Inc.	54	26,771
West Pharmaceutical Services, Inc.	6	2,105
Zimmer Biomet Holdings, Inc.	43	5,001
		209,262
Metals (1.0%)
Anglo American PLC (Johannesburg Exchange) (United Kingdom)	352	9,571
APL Apollo Tubes, Ltd. (India)	485	9,815
ArcelorMittal SA (France)	513	12,953
BHP Group, Ltd. (ASE Exchange) (Australia)	353	10,799
BHP Group, Ltd. (London Exchange) (Australia)	51	1,550
BlueScope Steel, Ltd. (Australia)	673	9,241
Freeport-McMoRan, Inc. (Indonesia)	694	25,900
Glencore PLC (United Kingdom)	1,473	8,259
Nucor Corp.	30	5,099
Reliance Steel & Aluminum Co.	19	5,230
Rio Tinto PLC (United Kingdom)	107	7,304
Steel Dynamics, Inc.	42	5,003
		110,724
Natural gas utilities (0.3%)
Centrica PLC (United Kingdom)	5,349	10,082
China Resources Gas Group, Ltd. (China)	4,100	12,860
Tokyo Gas Co., Ltd. (Japan)	500	11,557
		34,499

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (84.4%)* cont.	Shares	Value
Oil and gas (3.3%)
APA Corp.	120	$4,320
BP PLC (United Kingdom)	1,407	8,521
Cabot Oil & Gas Corp.	181	4,751
Cheniere Energy, Inc.	171	31,148
Chevron Corp.	29	4,164
ConocoPhillips	237	27,390
Equinor ASA (Norway)	359	11,489
Exxon Mobil Corp.	1,027	105,514
INPEX Corp. (Japan)	200	2,819
Marathon Oil Corp.	1,513	38,476
Marathon Petroleum Corp.	180	26,854
PetroChina Co., Ltd. Class H (China)	30,000	19,702
PRIO SA (Brazil) †	1,400	13,064
Reliance Industries, Ltd. (India)	490	13,969
Repsol SA (Spain)	825	12,663
Shell PLC (United Kingdom)	629	20,688
Shell PLC (United Kingdom)	167	5,413
Targa Resources Corp.	54	4,884
Valero Energy Corp.	162	20,308
		376,137
Pharmaceuticals (4.4%)
AbbVie, Inc.	261	37,163
AstraZeneca PLC (United Kingdom)	281	35,954
AstraZeneca PLC ADR (United Kingdom)	285	18,408
Bristol-Myers Squibb Co.	88	4,345
Chugai Pharmaceutical Co., Ltd. (Japan)	100	3,519
Dexcom, Inc. †	136	15,711
Eli Lilly and Co.	265	156,626
GlaxoSmithKline PLC (United Kingdom)	978	17,590
Ipsen SA (France)	27	3,049
Jazz Pharmaceuticals PLC †	37	4,375
Johnson & Johnson	28	4,330
Lonza Group AG (Switzerland)	9	3,485
Merck & Co., Inc.	805	82,496
Novartis AG (Switzerland)	271	26,499
Novo Nordisk A/S Class B (Denmark)	386	39,291
Ono Pharmaceutical Co., Ltd. (Japan)	300	5,506
Pfizer, Inc.	118	3,595
Roche Holding AG (Switzerland)	94	25,367
Sandoz Group AG (Switzerland) †	54	1,542
SANOFI SA (France)	128	11,923
Sun Pharmaceutical Industries, Ltd. (India)	565	8,305
		509,079
Power producers (0.5%)
NRG Energy, Inc.	486	23,250
Vistra Corp.	849	30,063
		53,313

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (84.4%)* cont.	Shares	Value
Publishing (0.1%)
TOPPAN Holdings, Inc. (Japan)	300	$7,009
Wolters Kluwer NV (Netherlands)	15	2,063
		9,072
Railroads (0.5%)
Canadian Pacific Kansas City, Ltd. (Canada)	194	13,968
CSX Corp.	148	4,780
Norfolk Southern Corp.	21	4,581
Union Pacific Corp.	138	31,087
		54,416
Real estate (1.2%)
Apartment Income REIT Corp. R	154	4,792
AvalonBay Communities, Inc. R	25	4,324
Barratt Developments PLC (United Kingdom)	201	1,307
Brixmor Property Group, Inc. R	196	4,218
Camden Property Trust R	49	4,423
Equity Residential R	219	12,448
Essex Property Trust, Inc. R	21	4,483
First Industrial Realty Trust, Inc. R	104	4,893
Gaming and Leisure Properties, Inc. R	283	13,225
Goodman Group (Australia) R	979	14,716
Mid-America Apartment Communities, Inc. R	37	4,606
National Retail Properties, Inc.	301	12,227
Phoenix Mills, Ltd. (The) (India)	559	15,893
Regency Centers Corp. R	68	4,269
Rithm Capital Corp. R	439	4,557
Simon Property Group, Inc. R	56	6,994
UDR, Inc. R	137	4,576
Vicinity, Ltd. (Australia) R	2,820	3,531
Vornado Realty Trust R	362	8,521
		134,003
Regional Bells (0.2%)
AT&T, Inc.	1,606	26,611
		26,611
Restaurants (0.4%)
Alsea SAB de CV (Mexico) †	1,789	6,262
Chipotle Mexican Grill, Inc. †	11	24,225
McDonald’s Corp.	51	14,374
Starbucks Corp.	46	4,568
		49,429
Retail (5.7%)
Amazon.com, Inc. †	1,775	259,310
AutoZone, Inc. †	2	5,220
BJ’s Wholesale Club Holdings, Inc. †	119	7,685
Costco Wholesale Corp.	62	36,750
Home Depot, Inc. (The)	78	24,452
Industria de Diseno Textil SA (Spain)	392	16,179
JD Sports Fashion PLC (United Kingdom)	3,584	7,111
Koninklijke Ahold Delhaize NV (Netherlands)	471	13,621
Lululemon Athletica, Inc. (Canada) †	54	24,127

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (84.4%)* cont.	Shares	Value
Retail cont.
Next PLC (United Kingdom)	79	$7,928
Nike, Inc. Class B	128	14,115
O’Reilly Automotive, Inc. †	83	81,537
Ross Stores, Inc.	136	17,732
Target Corp.	135	18,065
TJX Cos., Inc. (The)	53	4,670
WalMart de Mexico (Walmex) SAB de CV (Mexico)	2,203	8,673
Walmart, Inc.	710	110,540
		657,715
Semiconductor (1.6%)
Applied Materials, Inc.	71	10,634
ASML Holding NV (Netherlands)	43	29,275
Disco Corp. (Japan)	100	21,644
KLA Corp.	15	8,169
Lam Research Corp.	8	5,727
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	6,000	110,819
		186,268
Shipping (0.4%)
A.P. Moeller-Maersck A/S Class B (Denmark)	1	1,578
FedEx Corp.	115	29,765
International Container Terminal Services, Inc. (Philippines)	3,770	14,661
Westinghouse Air Brake Technologies Corp.	40	4,662
		50,666
Software (7.9%)
Adobe, Inc. †	184	112,425
Atlassian Corp. Class A †	23	4,392
Autodesk, Inc. †	23	5,024
Cadence Design Systems, Inc. †	333	90,999
F5 Networks, Inc. †	29	4,965
HubSpot, Inc. †	31	15,311
Manhattan Associates, Inc. †	19	4,238
Microsoft Corp.	1,417	536,916
Nexon Co., Ltd. (Japan)	500	10,785
Oracle Corp.	537	62,405
ROBLOX Corp. Class A †	118	4,639
Square Enix Holdings Co., Ltd. (Japan)	300	10,384
Tata Consultancy Services, Ltd. (India)	566	23,671
Totvs SA (Brazil)	1,281	8,669
Veeva Systems, Inc. Class A †	28	4,881
Workday, Inc. Class A †	22	5,956
		905,660
Staffing (0.2%)
Recruit Holdings Co., Ltd. (Japan)	500	18,565
		18,565
Technology services (6.3%)
Alibaba Group Holding, Ltd. (China) †	2,177	20,275
Alphabet, Inc. Class A †	1,440	190,843
Alphabet, Inc. Class C †	707	94,681
DocuSign, Inc. †	259	11,163

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (84.4%)* cont.	Shares	Value
Technology services cont.
eBay, Inc.	834	$34,202
Fair Isaac Corp. †	1	1,088
Fidelity National Information Services, Inc.	58	3,401
Fiserv, Inc. †	39	5,094
GoDaddy, Inc. Class A †	148	14,809
Leidos Holdings, Inc.	180	19,318
Meituan Class B (China) †	1,190	13,802
Meta Platforms, Inc. Class A †	518	169,464
Palo Alto Networks, Inc. †	83	24,492
Paychex, Inc.	42	5,123
Roku, Inc. †	56	5,835
Salesforce, Inc. †	114	28,717
Spotify Technology SA (Sweden) †	14	2,592
Tencent Holdings, Ltd. (China)	1,800	75,352
Western Union Co. (The)	394	4,582
		724,833
Telecommunications (0.8%)
American Tower Corp. R	187	39,042
Crown Castle, Inc. R	45	5,278
Iridium Communications, Inc.	128	4,877
Koninklijke KPN NV (Netherlands)	355	1,217
SBA Communications Corp. R	16	3,951
Spark NZ, Ltd. (New Zealand)	489	1,561
T-Mobile US, Inc. †	124	18,656
Vodafone Group PLC (United Kingdom)	12,505	11,285
		85,867
Telephone (0.1%)
Nippon Telegraph & Telephone Corp. (Japan)	5,400	6,305
Verizon Communications, Inc.	141	5,405
		11,710
Textiles (0.4%)
Hermes International (France)	8	16,619
PRADA SpA (Italy)	2,300	12,646
Shenzhou International Group Holdings, Ltd. (China)	1,600	16,059
		45,324
Tobacco (0.3%)
Altria Group, Inc.	271	11,393
Imperial Brands PLC (United Kingdom)	651	15,200
Philip Morris International, Inc.	95	8,869
		35,462
Toys (0.2%)
Nintendo Co., Ltd. (Japan)	400	18,648
		18,648
Transportation services (0.1%)
Deutsche Post AG (Germany)	178	8,337
Kuehne + Nagel International AG (Switzerland)	8	2,316
		10,653

28 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (84.4%)* cont.	Shares	Value
Trucks and parts (0.3%)
Allison Transmission Holdings, Inc.	80	$4,278
Aptiv PLC †	56	4,639
Gentex Corp.	161	4,896
LKQ Corp.	94	4,186
Samsung SDI Co., Ltd. (South Korea)	46	16,829
		34,828
Waste Management (0.1%)
Republic Services, Inc.	23	3,722
Waste Connections, Inc.	74	10,039
		13,761
Total common stocks (cost $6,154,625)		$9,718,605

INVESTMENT COMPANIES (4.2%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF	1,252	$62,162
iShares MSCI India ETF (India)	323	14,864
iShares MSCI Taiwan ETF (Taiwan)	202	9,837
SPDR S&P 500 ETF Trust	765	349,146
SPDR S&P MidCap 400 ETF Trust	101	47,352
Total investment companies (cost $448,838)		$483,361

SHORT-TERM INVESTMENTS (11.2%)*		Principal amount/ shares	Value
Putnam Government Money Market Fund Class G Ω	Shares	868,379	$868,379
Putnam Short Term Investment Fund Class P 5.57% L		318,271	318,271
U.S. Treasury Bills 5.394%, 2/22/24 #		$100,000	98,790
Total short-term investments (cost $1,285,441)			$1,285,440

TOTAL INVESTMENTS
Total investments (cost $7,888,904)	$11,487,406

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
ETF	Exchange Traded Fund
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2023 through November 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc. and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $11,519,951.
†	This security is non-income-producing.
Ω	Affiliated company (Note 5).
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $83,946 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

Dynamic Asset Allocation Equity Fund 29

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	78.7%	Switzerland	0.9%
Japan	2.4	Germany	0.8
India	2.1	Australia	0.7
United Kingdom	2.1	Italy	0.6
China	2.0	Brazil	0.6
France	1.7	Other	4.9
Taiwan	1.4	Total	100.0%
South Korea	1.1

FORWARD CURRENCY CONTRACTS at 11/30/23 (aggregate face value $667,034) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Euro	Buy	12/20/23	$31,480	$31,155	$325
	New Taiwan Dollar	Buy	2/21/24	24,050	23,405	645
Citibank, N.A.
	Australian Dollar	Buy	1/17/24	31,165	30,153	1,012
	Danish Krone	Sell	12/20/23	10,318	10,225	(93)
	Japanese Yen	Buy	2/21/24	18,541	18,400	141
Goldman Sachs International
	Euro	Sell	12/20/23	27,014	26,767	(247)
	Indian Rupee	Sell	2/21/24	50,505	50,484	(21)
HSBC Bank USA, National Association
	Chinese Yuan (Offshore)	Buy	2/21/24	102,018	99,638	2,380
	Euro	Sell	12/20/23	29,302	28,955	(347)
	Hong Kong Dollar	Buy	2/21/24	6,125	6,120	5
	South African Rand	Buy	1/17/24	29,012	28,144	868
	Swedish Krona	Buy	12/20/23	3,096	2,942	154
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	1/17/24	4,830	4,626	(204)
	Japanese Yen	Buy	2/21/24	31,470	31,221	249
	Norwegian Krone	Sell	12/20/23	5,715	5,785	70
	Singapore Dollar	Buy	2/21/24	12,305	12,096	209
	South Korean Won	Buy	2/21/24	33,303	32,943	360
Morgan Stanley & Co. International PLC
	Euro	Buy	12/20/23	33,005	32,558	447
	Japanese Yen	Buy	2/21/24	20,389	20,253	136
	Swedish Krona	Buy	12/20/23	26,478	25,163	1,315
	Swiss Franc	Buy	12/20/23	31,917	31,533	384

30 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/23 (aggregate face value $667,034) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	British Pound	Sell	12/20/23	$11,994	$12,015	$21
	Chinese Yuan (Offshore)	Buy	2/21/24	25,860	25,253	607
	Euro	Sell	12/20/23	42,375	41,135	(1,240)
UBS AG
	Canadian Dollar	Sell	1/17/24	12,390	12,239	(151)
	Thai Baht	Buy	2/21/24	24,033	23,826	207
Unrealized appreciation						9,535
Unrealized (depreciation)						(2,303)
Total						$7,232
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 11/30/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	6	$637,473	$637,980	Dec-23	$5,538
MSCI Emerging Markets Index (Short)	11	542,904	542,905	Dec-23	1,352
Russell 2000 Index E-Mini (Long)	6	542,706	543,660	Dec-23	(9,522)
S&P 500 Index E-Mini (Long)	2	456,780	457,675	Dec-23	6,524
Unrealized appreciation					13,414
Unrealized (depreciation)					(9,522)
Total					$3,892

Dynamic Asset Allocation Equity Fund 31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$311,451	$84,175	$—
Capital goods	301,108	92,352	—
Communication services	141,994	12,502	—
Conglomerates	107,762	—	—
Consumer cyclicals	1,403,764	171,589	—
Consumer staples	504,159	132,155	—
Energy	321,630	58,774	—
Financials	1,124,902	192,130	—
Health care	1,003,735	163,158	—
Technology	3,141,245	39,758	—
Transportation	142,446	15,004	—
Utilities and power	211,404	41,408	—
Total common stocks	8,715,600	1,003,005	—
Investment companies	483,361	—	—
Short-term investments	868,379	417,061	—
Totals by level	$10,067,340	$1,420,066	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$7,232	$—
Futures contracts	3,892	—	—
Totals by level	$3,892	$7,232	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

32 Dynamic Asset Allocation Equity Fund

Statement of assets and liabilities 11/30/23 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,702,254)	$10,300,756
Affiliated issuers (identified cost $1,186,650) (Note 5)	1,186,650
Foreign currency (cost $767) (Note 1)	684
Dividends, interest and other receivables	24,147
Foreign tax reclaim	27,378
Receivable for shares of the fund sold	1,966
Receivable for investments sold	35,059
Receivable from Manager (Note 2)	31,328
Receivable for variation margin on futures contracts (Note 1)	3,657
Unrealized appreciation on forward currency contracts (Note 1)	9,535
Prepaid assets	7,268
Total assets	11,628,428

LIABILITIES
Payable for investments purchased	28,287
Payable for shares of the fund repurchased	2
Payable for custodian fees (Note 2)	12,797
Payable for investor servicing fees (Note 2)	809
Payable for Trustee compensation and expenses (Note 2)	5,836
Payable for administrative services (Note 2)	35
Payable for auditing and tax fees	44,932
Payable for reports to shareholders	7,648
Payable for variation margin on futures contracts (Note 1)	2,055
Unrealized depreciation on forward currency contracts (Note 1)	2,303
Other accrued expenses	3,773
Total liabilities	108,477

Net assets	$11,519,951

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,891,628
Total distributable earnings (Note 1)	3,628,323
Total — Representing net assets applicable to capital shares outstanding	$11,519,951

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($5,629,394 divided by 457,112 shares)	$12.32
Offering price per class A share (100/94.25 of $12.32)*	$13.07
Net asset value, offering price and redemption price per class P share
($5,890,557 divided by 479,737 shares)	$12.28

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 33

Statement of operations Six months ended 11/30/23 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $5,511)	$73,031
Interest (including interest income of $13,138 from investments in affiliated issuers) (Note 5)	29,536
Total investment income	102,567

EXPENSES
Compensation of Manager (Note 2)	31,310
Investor servicing fees (Note 2)	2,435
Custodian fees (Note 2)	24,310
Trustee compensation and expenses (Note 2)	240
Administrative services (Note 2)	88
Auditing and tax fees	61,529
Reports to shareholders	9,341
Blue sky expense	11,499
Other	4,266
Fees waived and reimbursed by Manager (Note 2)	(110,367)
Total expenses	34,651
Expense reduction (Note 2)	(85)
Net expenses	34,566

Net investment income	68,001

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $143) (Notes 1 and 3)	257,035
Foreign currency transactions (Note 1)	(550)
Forward currency contracts (Note 1)	(19,418)
Futures contracts (Note 1)	58,627
Written options (Note 1)	2,150
Total net realized gain	297,844
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	669,877
Assets and liabilities in foreign currencies	1,087
Forward currency contracts	14,241
Futures contracts	(18,241)
Written options	(2,150)
Total change in net unrealized appreciation	664,814

Net gain on investments	962,658

Net increase in net assets resulting from operations	$1,030,659

The accompanying notes are an integral part of these financial statements.

34 Dynamic Asset Allocation Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/23*	Year ended 5/31/23
Operations
Net investment income	$68,001	$749,329
Net realized gain on investments
and foreign currency transactions	297,844	11,104,302
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	664,814	(10,739,086)
Net increase in net assets resulting from operations	1,030,659	1,114,545
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(195)
Class P	—	(920,111)
Net realized long-term gain on investments
Class A	—	(3,332)
Class P	—	(11,943,379)
From return of capital
Class A	—	(543)
Class P	—	(1,947,691)
Increase (decrease) from capital share transactions (Note 4)	700,906	(56,095,521)
Total increase (decrease) in net assets	1,731,565	(69,796,227)

NET ASSETS
Beginning of period	9,788,386	79,584,613
End of period	$11,519,951	$9,788,386

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 35

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
November 30, 2023**	$11.17	.07	1.08	1.15	—	—	—	—	$12.32	10.30*	$5,629	.34*	.62*	26*
May 31, 2023	13.01	.28	.09	.37	(.11)	(1.81)	(.29)	(2.21)	11.17	3.23	5,108.70		2.67	67
May 31, 2022	15.86	.13	(.96)	(.83)	(.10)	(1.92)	—	(2.02)	13.01	(6.69)	28.83		.82	76
May 31, 2021	11.45	.11	4.73	4.84	(.10)	(.33)	—	(0.43)	15.86	42.70	31.86		.81	64
May 31, 2020	11.07	.16	.46	.62	(.16)	(.08)	—	(0.24)	11.45	5.47	21.85		1.36	89
May 31, 2019	13.28	.21	(.81)	(.60)	(.17)	(1.44)	—	(1.61)	11.07	(3.72)	39.86		1.71	115
Class P
November 30, 2023**	$11.14	.08	1.06	1.14	—	—	—	—	$12.28	10.23*	$5,891	.31*	.66*	26*
May 31, 2023	12.99	.15	.24	.39	(.14)	(1.81)	(.29)	(2.24)	11.14	3.45	4,680.62		1.26	67
May 31, 2022	15.86	.16	(.97)	(.81)	(.14)	(1.92)	—	(2.06)	12.99	(6.61)	79,557.61		1.04	76
May 31, 2021	11.45	.14	4.73	4.87	(.13)	(.33)	—	(0.46)	15.86	42.98	78,855.62		1.05	64
May 31, 2020	11.09	.18	.46	.64	(.20)	(.08)	—	(0.28)	11.45	5.61	62,820.62		1.58	89
May 31, 2019	13.30	.23	(.79)	(.56)	(.21)	(1.44)	—	(1.65)	11.09	(3.43)	78,602.62		1.85	115

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
November 30, 2023	1.04%
May 31, 2023	0.38
May 31, 2022	0.29
May 31, 2021	0.35
May 31, 2020	0.32
May 31, 2019	0.28

The accompanying notes are an integral part of these financial statements.

36 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 37

Notes to financial statements 11/30/23 (Unaudited)

Unless otherwise noted, the “reporting period” represents the period from June 1, 2023 through November 30, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
SEC	Securities and Exchange Commission
OTC	over-the-counter
PAC	The Putnam Advisory Company, LLC, an affiliate of Putnam Management
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that Putnam Managements believes will cause the stock price to rise. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. Putnam Management invests mainly in developed countries, but may invest in emerging markets. The fund may also use derivatives, such as certain foreign currency transactions, futures, options, warrants and swap contracts, for both hedging and non-hedging purposes. For example, the fund typically uses foreign currency forward contracts in connection with the fund’s investments in foreign securities in order to hedge the fund’s currency exposure relative to the fund’s benchmark index.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Class P”	None	None	None

”Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

38 Dynamic Asset Allocation Equity Fund

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain

Dynamic Asset Allocation Equity Fund 39

investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium

40 Dynamic Asset Allocation Equity Fund

originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Dynamic Asset Allocation Equity Fund 41

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

As of November 30, 2023, due to a decrease in the fund’s net asset value during the reporting period, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At the close of the reporting period, the fund had a net liability position of $880 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $8,231,946, resulting in gross unrealized appreciation and depreciation of $3,374,490 and $107,906, respectively, or net unrealized appreciation of $3,266,584.

42 Dynamic Asset Allocation Equity Fund

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.295% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $110,163 as a result of this limit.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. For the reporting period, management fees paid were reduced by $204 relating to the fund’s investment in Putnam Government Money Market Fund.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On January 1, 2024, a subsidiary of Franklin Resources, Inc. (“Franklin Resources”) acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management PIL, and PAC, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management (the investment manager to the fund and a wholly-owned subsidiary of Putnam Holdings), PIL (a sub-adviser to the fund and an indirect, wholly-owned subsidiary of Putnam Holdings), and PAC (a sub-adviser to the fund and an indirect, wholly-owned subsidiary of Putnam Holdings) became indirect, wholly-owned subsidiaries of Franklin Resources. The Transaction also resulted in the automatic termination of the investment management contract between the

Dynamic Asset Allocation Equity Fund 43

fund and Putnam Management, the sub-management contract for the fund between Putnam Management and PIL, and the sub-advisory contract for the fund among Putnam Management, PIL, and PAC that were in place for the fund before the Transaction. However, Putnam Management, PIL, and PAC continue to provide uninterrupted services with respect to the fund pursuant to new investment management, sub-management, and sub-advisory contracts that were approved by fund shareholders at a shareholder meeting held in connection with the Transaction and that took effect on January 1, 2024. The terms of the new investment management, sub-management, and sub-advisory contracts are substantially similar to those of the previous investment management, sub-management, and sub-advisory contracts, and the fee rates payable under the new investment management, sub-management, and sub-advisory contracts are the same as the fee rates under the previous investment management, sub-management, and sub-advisory contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A and class P shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,174
Class P	261
Total	$2,435

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $85 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

44 Dynamic Asset Allocation Equity Fund

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Franklin Resources, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies for net commissions from the sale of shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$2,960,958	$2,441,463
U.S. government securities (Long-term)	—	—
Total	$2,960,958	$2,441,463

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/23		YEAR ENDED 5/31/23
Class A	Shares	Amount	Shares	Amount
Shares sold	—	$—	454,959	$5,000,002
Shares issued in connection with
reinvestment of distributions	—	—	362	4,070
	—	—	455,321	5,004,072
Shares repurchased	—	—	(369)	(4,419)
Net increase (decrease)	—	$—	454,952	$4,999,653

	SIX MONTHS ENDED 11/30/23		YEAR ENDED 5/31/23
Class P	Shares	Amount	Shares	Amount
Shares sold	124,834	$1,470,318	2,066,597	$25,271,980
Shares issued in connection with
reinvestment of distributions	—	—	1,322,023	14,811,180
	124,834	1,470,318	3,388,620	40,083,160
Shares repurchased	(65,238)	(769,412)	(9,090,811)	(101,178,334)
Net increase (decrease)	59,596	$700,906	(5,702,191)	$(61,095,174)

At the close of the reporting period, Putnam Investments, LLC owned 456,669 class A shares of the fund (99.9% of class A shares outstanding), valued at $5,626,162.

At the close of the reporting period, Putnam Retirement Advantage Funds owned 51.2% of the outstanding shares of the fund.

Dynamic Asset Allocation Equity Fund 45

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/23	cost	proceeds	income	of 11/30/23
Short-term investments
Putnam Government
Money Market Fund*	$—	$1,004,828	$136,449	$3,512	$868,379
Putnam Short Term
Investment Fund**	444,243	29,028	155,000	9,626	318,271
Total Short-term
investments	$444,243	$1,033,856	$291,449	$13,138	$1,186,650

* Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund (Note 2). There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$20
Written equity option contracts (contract amount)	$20
Futures contracts (number of contracts)	20
Forward currency contracts (contract amount)	$730,000

46 Dynamic Asset Allocation Equity Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$9,535	Payables	$2,303
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	13,414*	Unrealized depreciation	9,522*
Total		$22,949		$11,825

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Total
Foreign exchange
contracts	$—	$—	$(19,418)	$(19,418)
Equity contracts	(838)	58,627	—	$57,789
Total	$(838)	$58,627	$(19,418)	$38,371

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Total
Foreign exchange
contracts	$—	$—	$14,241	$14,241
Equity contracts	838	(18,241)	—	$(17,403)
Total	$838	$(18,241)	$14,241	$(3,162)

Dynamic Asset Allocation Equity Fund 47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	BofA Securities, Inc.	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Futures contracts§	$—	$3,657	$—	$—	$—	$—	$—	$—	$—	$3,657
Forward currency contracts#	970	—	1,153	—	3,407	888	2,282	628	207	9,535
Total Assets	$970	$3,657	$1,153	$—	$3,407	$888	$2,282	$628	$207	$13,192
Liabilities:
Futures contracts§	$—	$2,055	$—	$—	$—	$—	$—	$—	$—	$2,055
Forward currency contracts#	—	—	93	268	347	204	—	1,240	151	2,303
Total Liabilities	$—	$2,055	$93	$268	$347	$204	$—	$1,240	$151	$4,358
Total Financial and Derivative
Net Assets	$970	$1,602	$1,060	$(268)	$3,060	$684	$2,282	$(612)	$56	$8,834
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$970	$1,602	$1,060	$(268)	$3,060	$684	$2,282	$(612)	$56
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $83,946.

48 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 49

Shareholder meeting results (Unaudited)

October 20, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
879,271	—	—

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
879,271	—	—

At the meeting, a new Sub-advisory Contract for your fund between Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
879,271	—	—

All tabulations are rounded to the nearest whole number.

50 Dynamic Asset Allocation Equity Fund

Fund information

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Barbara M. Baumann, Vice Chair	Principal Executive Officer,
100 Federal Street	Liaquat Ahamed	and Compliance Liaison
Boston, MA 02110	Katinka Domotorffy
	Catharine Bond Hill	Kelley Hunt
Investment Sub-Advisors	Jennifer Williams Murphy	AML Compliance Officer
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Martin Lemaire
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Derivatives Risk Manager
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President, The Putnam Funds
Putnam Retail Management		Denere P. Poulack
Limited Partnership	Kevin R. Blatchford	Assistant Vice President,
100 Federal Street	Vice President and	Assistant Clerk, and
Boston, MA 02110	Assistant Treasurer	Assistant Treasurer

Custodian	James F. Clark	Janet C. Smith
State Street Bank	Vice President and	Vice President,
and Trust Company	Chief Compliance Officer	Principal Financial Officer,
Principal Accounting Officer,
Legal Counsel	Michael J. Higgins	and Assistant Treasurer
Ropes & Gray LLP	Vice President, Treasurer,
	and Clerk	Stephen J. Tate
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

Not Applicable

Item 14. Exhibits:

(a)(1) Not applicable

(a)(2) Not applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 22, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 22, 2024